                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

                     AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST) AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
                     AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
                     AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                     INVESCO MANAGEMENT TRUST
                     INVESCO SECURITIES TRUST
                     SHORT-TERM INVESTMENTS TRUST
                     on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

                     By:     /s/ John M. Zerr
                             ------------------------------
                     Title:  Senior Vice President

                     INVESCO ADVISERS, INC.

                     By:     /s/ John M. Zerr
                             ------------------------------
                     Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                           Contractual     2.00%      July 1, 2013      June 30, 2017
   Class B Shares                           Contractual     2.75%      July 1, 2013      June 30, 2017
   Class C Shares                           Contractual     2.75%      July 1, 2013      June 30, 2017
   Class R Shares                           Contractual     2.25%      July 1, 2013      June 30, 2017
   Class R5 Shares                          Contractual     1.75%      July 1, 2013      June 30, 2017
   Class R6 Shares                          Contractual     1.75%      July 1, 2013      June 30, 2017
   Class Y Shares                           Contractual     1.75%      July 1, 2013      June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares                           Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                           Contractual     2.00%      July 1, 2012      June 30, 2017
   Class C Shares                           Contractual     2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares                          Contractual     1.25%     April 4, 2017      June 30, 2017
   Class Y Shares                           Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares                           Contractual     0.75%   December 16, 2016  December 31, 2017
   Class B Shares                           Contractual     1.50%   December 16, 2016  December 31, 2017
   Class C Shares                           Contractual     1.50%   December 16, 2016  December 31, 2017
   Class R Shares                           Contractual     1.00%   December 16, 2016  December 31, 2017
   Class R5 Shares                          Contractual     0.50%   December 16, 2016  December 31, 2017
   Class R6 Shares                          Contractual     0.50%   December 16, 2016  December 31, 2017
   Class Y Shares                           Contractual     0.50%   December 16, 2016  December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                           Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares                           Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                           Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                           Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                          Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares                           Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                           Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                           Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R Shares                           Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R5 Shares                          Contractual     1.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                          Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares                           Contractual     1.50%     April 14, 2006     June 30, 2017
   Class C Shares                           Contractual     2.00%     April 14, 2006     June 30, 2017
   Class R Shares                           Contractual     1.75%     April 14, 2006     June 30, 2017
   Class R5 Shares                          Contractual     1.25%     April 14, 2006     June 30, 2017
   Class R6 Shares                          Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual     1.25%    October 3, 2008     June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares                           Contractual     2.00%      July 1, 2009      June 30, 2017
   Class B Shares                           Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                           Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R5 Shares                          Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                          Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                           Contractual     1.75%      July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                             VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                            ------------ -------------------  ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual         1.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017
   Investor Class Shares                        Contractual         2.00%            July 1, 2012      June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                               Contractual         1.50%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual         1.25%           April 4, 2017      June 30, 2017
   Class Y Shares                               Contractual         1.25%            July 1, 2012      June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual         1.75%           April 4, 2017      June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares                               Contractual         0.79%         September 30, 2015  April 30, 2018
   Class C Shares                               Contractual         1.54%         September 30, 2015  April 30, 2018
   Class R5 Shares                              Contractual         0.54%         September 30, 2015  April 30, 2018
   Class R6 Shares                              Contractual         0.54%           April 4, 2017     April 30, 2018
   Class Y Shares                               Contractual         0.54%         September 30, 2015  April 30, 2018

Invesco Small Cap Discovery Fund
   Class A Shares                               Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                               Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2017
   Class R6 Shares                              Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares                               Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2017
   Class C Shares                               Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R Shares                               Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2017
   Class R5 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R6 Shares                              Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class Y Shares                               Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                         ------------ ---------- ------------------ --------------
Invesco Charter Fund
   Class A Shares                            Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                            Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                            Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R Shares                            Contractual     2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares                           Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares                           Contractual     1.75%   September 24, 2012 June 30, 2017
   Class S Shares                            Contractual     1.90%   September 25, 2009 June 30, 2017
   Class Y Shares                            Contractual     1.75%      July 1, 2009    June 30, 2017

Invesco Diversified Dividend Fund
   Class A Shares                            Contractual     2.00%      July 1, 2013    June 30, 2017
   Class B Shares                            Contractual     2.75%      July 1, 2013    June 30, 2017
   Class C Shares                            Contractual     2.75%      July 1, 2013    June 30, 2017
   Class R Shares                            Contractual     2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                           Contractual     1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares                           Contractual     1.75%      July 1, 2013    June 30, 2017
   Class Y Shares                            Contractual     1.75%      July 1, 2013    June 30, 2017
   Investor Class Shares                     Contractual     2.00%      July 1, 2013    June 30, 2017

Invesco Summit Fund
   Class A Shares                            Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                            Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                            Contractual     2.75%      July 1, 2009    June 30, 2017
   Class P Shares                            Contractual     1.85%      July 1, 2009    June 30, 2017
   Class R5 Shares                           Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares                           Contractual     1.75%     April 4, 2017    June 30, 2017
   Class S Shares                            Contractual     1.90%   September 25, 2009 June 30, 2017
   Class Y Shares                            Contractual     1.75%      July 1, 2009    June 30, 2017

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                         ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares                            Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares                            Contractual     3.00%      July 1, 2009    June 30, 2017
   Class R6 Shares                           Contractual     2.00%     April 4, 2017    June 30, 2017
   Class Y Shares                            Contractual     2.00%      July 1, 2009    June 30, 2017

Invesco Global Core Equity Fund
   Class A Shares                            Contractual     1.22%    January 1, 2017   April 30, 2018
   Class B Shares                            Contractual     1.97%    January 1, 2017   April 30, 2018
   Class C Shares                            Contractual     1.97%    January 1, 2017   April 30, 2018
   Class R Shares                            Contractual     1.47%    January 1, 2017   April 30, 2018
   Class R5 Shares                           Contractual     0.97%    January 1, 2017   April 30, 2018
   Class R6 Shares                           Contractual     0.97%     April 4, 2017    April 30, 2018
   Class Y Shares                            Contractual     0.97%    January 1, 2017   April 30, 2018

Invesco International Small Company Fund
   Class A Shares                            Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares                            Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares                            Contractual     3.00%      July 1, 2009    June 30, 2017
   Class R5 Shares                           Contractual     2.00%      July 1, 2009    June 30, 2017
   Class R6 Shares                           Contractual     2.00%   September 24, 2012 June 30, 2017
   Class Y Shares                            Contractual     2.00%      July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                           ------------ --------------------- ------------------ --------------
Invesco Small Cap Equity Fund
   Class A Shares                              Contractual         2.00%             July 1, 2009    June 30, 2017
   Class B Shares                              Contractual         2.75%             July 1, 2009    June 30, 2017
   Class C Shares                              Contractual         2.75%             July 1, 2009    June 30, 2017
   Class R Shares                              Contractual         2.25%             July 1, 2009    June 30, 2017
   Class R5 Shares                             Contractual         1.75%             July 1, 2009    June 30, 2017
   Class R6 Shares                             Contractual         1.75%          September 24, 2012 June 30, 2017
   Class Y Shares                              Contractual         1.75%             July 1, 2009    June 30, 2017

                                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                           ------------ --------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                              Contractual  1.44% less net AFFE*   January 1, 2017   April 30, 2018
   Class C Shares                              Contractual  2.19% less net AFFE*   January 1, 2017   April 30, 2018
   Class R Shares                              Contractual  1.69% less net AFFE*   January 1, 2017   April 30, 2018
   Class R5 Shares                             Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2018
   Class R6 Shares                             Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2018
   Class Y Shares                              Contractual  1.19% less net AFFE*   January 1, 2017   April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                              Contractual         0.25%           November 4, 2009  April 30, 2018
   Class AX Shares                             Contractual         0.25%          February 12, 2010  April 30, 2018
   Class B Shares                              Contractual         1.00%           November 4, 2009  April 30, 2018
   Class C Shares                              Contractual         1.00%           November 4, 2009  April 30, 2018
   Class CX Shares                             Contractual         1.00%          February 12, 2010  April 30, 2018
   Class R Shares                              Contractual         0.50%           November 4, 2009  April 30, 2018
   Class R5 Shares                             Contractual         0.00%           November 4, 2009  April 30, 2018
   Class R6 Shares                             Contractual         0.00%          September 24, 2012 April 30, 2018
   Class RX Shares                             Contractual         0.50%          February 12, 2010  April 30, 2018
   Class Y Shares                              Contractual         0.00%           November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                              Contractual         0.25%           November 4, 2009  April 30, 2018
   Class AX Shares                             Contractual         0.25%          February 12, 2010  April 30, 2018
   Class B Shares                              Contractual         1.00%           November 4, 2009  April 30, 2018
   Class C Shares                              Contractual         1.00%           November 4, 2009  April 30, 2018
   Class CX Shares                             Contractual         1.00%          February 12, 2010  April 30, 2018
   Class R Shares                              Contractual         0.50%           November 4, 2009  April 30, 2018
   Class R5 Shares                             Contractual         0.00%           November 4, 2009  April 30, 2018
   Class R6 Shares                             Contractual         0.00%          September 24, 2012 April 30, 2018
   Class RX Shares                             Contractual         0.50%          February 12, 2010  April 30, 2018
   Class Y Shares                              Contractual         0.00%           November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                              Contractual         0.25%           November 4, 2009  April 30, 2018
   Class AX Shares                             Contractual         0.25%          February 12, 2010  April 30, 2018
   Class B Shares                              Contractual         1.00%           November 4, 2009  April 30, 2018
   Class C Shares                              Contractual         1.00%           November 4, 2009  April 30, 2018
   Class CX Shares                             Contractual         1.00%          February 12, 2010  April 30, 2018
   Class R Shares                              Contractual         0.50%           November 4, 2009  April 30, 2018
   Class R5 Shares                             Contractual         0.00%           November 4, 2009  April 30, 2018
   Class R6 Shares                             Contractual         0.00%          September 24, 2012 April 30, 2018
   Class RX Shares                             Contractual         0.50%          February 12, 2010  April 30, 2018
   Class Y Shares                              Contractual         0.00%           November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                   Contractual     0.25%    November 4, 2009  April 30, 2018
   Class AX Shares                                  Contractual     0.25%   February 12, 2010  April 30, 2018
   Class B Shares                                   Contractual     1.00%    November 4, 2009  April 30, 2018
   Class C Shares                                   Contractual     1.00%    November 4, 2009  April 30, 2018
   Class CX Shares                                  Contractual     1.00%   February 12, 2010  April 30, 2018
   Class R Shares                                   Contractual     0.50%    November 4, 2009  April 30, 2018
   Class R5 Shares                                  Contractual     0.00%    November 4, 2009  April 30, 2018
   Class R6 Shares                                  Contractual     0.00%   September 24, 2012 April 30, 2018
   Class RX Shares                                  Contractual     0.50%   February 12, 2010  April 30, 2018
   Class Y Shares                                   Contractual     0.00%    November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                   Contractual     0.25%    November 4, 2009  April 30, 2018
   Class AX Shares                                  Contractual     0.25%   February 12, 2010  April 30, 2018
   Class B Shares                                   Contractual     1.00%    November 4, 2009  April 30, 2018
   Class C Shares                                   Contractual     1.00%    November 4, 2009  April 30, 2018
   Class CX Shares                                  Contractual     1.00%   February 12, 2010  April 30, 2018
   Class R Shares                                   Contractual     0.50%    November 4, 2009  April 30, 2018
   Class R5 Shares                                  Contractual     0.00%    November 4, 2009  April 30, 2018
   Class R6 Shares                                  Contractual     0.00%   September 24, 2012 April 30, 2018
   Class RX Shares                                  Contractual     0.50%   February 12, 2010  April 30, 2018
   Class Y Shares                                   Contractual     0.00%    November 4, 2009  April 30, 2018

Invesco Conservative Allocation Fund
   Class A Shares                                   Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%     April 4, 2017    June 30, 2017
   Class S Shares                                   Contractual     1.40%      July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares                                   Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%   September 24, 2012 June 30, 2017
   Class Y Shares                                   Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                   Contractual     2.00%      May 1, 2016     June 30, 2017
   Class B Shares                                   Contractual     2.75%      May 1, 2016     June 30, 2017
   Class C Shares                                   Contractual     2.75%      May 1, 2016     June 30, 2017
   Class R Shares                                   Contractual     2.25%      May 1, 2016     June 30, 2017
   Class R5 Shares                                  Contractual     1.75%      May 1, 2016     June 30, 2017
   Class R6 Shares                                  Contractual     1.75%     April 4, 2017    June 30, 2017
   Class Y Shares                                   Contractual     1.75%      May 1, 2016     June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares                                   Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual     1.75%     April 4, 2017    June 30, 2017
   Class S Shares                                   Contractual     1.90%      July 1, 2012    June 30, 2017
   Class Y Shares                                   Contractual     1.75%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                          CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                      ------------ --------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                         Contractual         0.25%             May 1, 2012     April 30, 2018
   Class B Shares                         Contractual         1.00%             May 1, 2012     April 30, 2018
   Class C Shares                         Contractual         1.00%             May 1, 2012     April 30, 2018
   Class R Shares                         Contractual         0.50%             May 1, 2012     April 30, 2018
   Class R5 Shares                        Contractual         0.00%             May 1, 2012     April 30, 2018
   Class R6 Shares                        Contractual         0.00%            April 4, 2017    April 30, 2018
   Class Y Shares                         Contractual         0.00%             May 1, 2012     April 30, 2018

Invesco International Allocation Fund
   Class A Shares                         Contractual         2.25%             May 1, 2012     June 30, 2017
   Class B Shares                         Contractual         3.00%             May 1, 2012     June 30, 2017
   Class C Shares                         Contractual         3.00%             May 1, 2012     June 30, 2017
   Class R Shares                         Contractual         2.50%             May 1, 2012     June 30, 2017
   Class R5 Shares                        Contractual         2.00%             May 1, 2012     June 30, 2017
   Class R6 Shares                        Contractual         2.00%            April 4, 2017    June 30, 2017
   Class Y Shares                         Contractual         2.00%             May 1, 2012     June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares                         Contractual         2.00%             July 1, 2009    June 30, 2017
   Class B Shares                         Contractual         2.75%             July 1, 2009    June 30, 2017
   Class C Shares                         Contractual         2.75%             July 1, 2009    June 30, 2017
   Class R Shares                         Contractual         2.25%             July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual         1.75%             July 1, 2009    June 30, 2017
   Class R6 Shares                        Contractual         1.75%          September 24, 2012 June 30, 2017
   Class Y Shares                         Contractual         1.75%             July 1, 2009    June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares                         Contractual         1.50%             July 1, 2012    June 30, 2017
   Class B Shares                         Contractual         2.25%             July 1, 2012    June 30, 2017
   Class C Shares                         Contractual         2.25%             July 1, 2012    June 30, 2017
   Class R Shares                         Contractual         1.75%             July 1, 2012    June 30, 2017
   Class R5 Shares                        Contractual         1.25%             July 1, 2012    June 30, 2017
   Class R6 Shares                        Contractual         1.25%            April 4, 2017    June 30, 2017
   Class S Shares                         Contractual         1.40%             July 1, 2012    June 30, 2017
   Class Y Shares                         Contractual         1.25%             July 1, 2012    June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares                         Contractual  1.02% less net AFFE*   January 1, 2017   April 30, 2018
   Class C Shares                         Contractual  1.77% less net AFFE*   January 1, 2017   April 30, 2018
   Class R Shares                         Contractual  1.27% less net AFFE*   January 1, 2017   April 30, 2018
   Class R5 Shares                        Contractual  0.77% less net AFFE*   January 1, 2017   April 30, 2018
   Class R6 Shares                        Contractual  0.77% less net AFFE*   January 1, 2017   April 30, 2018
   Class Y Shares                         Contractual  0.77% less net AFFE*   January 1, 2017   April 30, 2018

Invesco Quality Income Fund
   Class A Shares                         Contractual         1.50%             July 1, 2012    June 30, 2017
   Class B Shares                         Contractual         2.25%             July 1, 2012    June 30, 2017
   Class C Shares                         Contractual         2.25%             July 1, 2012    June 30, 2017
   Class R5 Shares                        Contractual         1.25%             July 1, 2012    June 30, 2017
   Class R6 Shares                        Contractual         1.25%            April 4, 2017    June 30, 2017
   Class Y Shares                         Contractual         1.25%             July 1, 2012    June 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                         Contractual         2.00%             July 1, 2009    June 30, 2017
   Class B Shares                         Contractual         2.75%             July 1, 2009    June 30, 2017
   Class C Shares                         Contractual         2.75%             July 1, 2009    June 30, 2017
   Class R Shares                         Contractual         2.25%             July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual         1.75%             July 1, 2009    June 30, 2017
   Class R6 Shares                        Contractual         1.75%          September 24, 2012 June 30, 2017
   Class Y Shares                         Contractual         1.75%             July 1, 2009    June 30, 2017
   Investor Class Shares                  Contractual         2.00%             July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                              Contractual     2.25%     July 1, 2009      June 30, 2017
   Class B Shares                              Contractual     3.00%     July 1, 2009      June 30, 2017
   Class C Shares                              Contractual     3.00%     July 1, 2009      June 30, 2017
   Class R6 Shares                             Contractual     2.00%     April 4, 2017     June 30, 2017
   Class Y Shares                              Contractual     2.00%     July 1, 2009      June 30, 2017

Invesco European Growth Fund
   Class A Shares                              Contractual     2.25%     July 1, 2009      June 30, 2017
   Class B Shares                              Contractual     3.00%     July 1, 2009      June 30. 2017
   Class C Shares                              Contractual     3.00%     July 1, 2009      June 30, 2017
   Class R Shares                              Contractual     2.50%     July 1, 2009      June 30, 2017
   Class R6 Shares                             Contractual     2.00%     April 4, 2017     June 30, 2017
   Class Y Shares                              Contractual     2.00%     July 1, 2009      June 30, 2017
   Investor Class Shares                       Contractual     2.25%     July 1, 2009      June 30, 2017

Invesco Global Growth Fund
   Class A Shares                              Contractual     1.22%    January 1, 2017  February 28, 2018
   Class B Shares                              Contractual     1.97%    January 1, 2017  February 28, 2018
   Class C Shares                              Contractual     1.97%    January 1, 2017  February 28, 2018
   Class R5 Shares                             Contractual     0.97%    January 1, 2017  February 28, 2018
   Class R6 Shares                             Contractual     0.97%    January 1, 2017  February 28, 2018
   Class Y Shares                              Contractual     0.97%    January 1, 2017  February 28, 2018

Invesco Global Opportunities Fund
   Class A Shares                              Contractual     1.02%    January 1, 2017  February 28, 2018
   Class C Shares                              Contractual     1.77%    January 1, 2017  February 28, 2018
   Class R Shares                              Contractual     1.27%    January 1, 2017  February 28, 2018
   Class R5 Shares                             Contractual     0.77%    January 1, 2017  February 28, 2018
   Class R6 Shares                             Contractual     0.77%    January 1, 2017  February 28, 2018
   Class Y Shares                              Contractual     0.77%    January 1, 2017  February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                              Contractual     2.25%     July 1, 2009      June 30. 2017
   Class B Shares                              Contractual     3.00%     July 1, 2009      June 30, 2017
   Class C Shares                              Contractual     3.00%     July 1, 2009      June 30, 2017
   Class R5 Shares                             Contractual     2.00%     July 1, 2009      June 30, 2017
   Class R6 Shares                             Contractual     2.00%     April 4, 2017     June 30, 2017
   Class Y Shares                              Contractual     2.00%     July 1, 2009      June 30, 2017

Invesco Global Responsibility Equity Fund
   Class A Shares                              Contractual     0.85%     June 30, 2016   February 28, 2018
   Class C Shares                              Contractual     1.60%     June 30, 2016   February 28, 2018
   Class R Shares                              Contractual     1.10%     June 30, 2016   February 28, 2018
   Class R5 Shares                             Contractual     0.60%     June 30, 2016   February 28, 2018
   Class R6 Shares                             Contractual     0.60%     June 30, 2016   February 28, 2018
   Class Y Shares                              Contractual     0.60%     June 30, 2016   February 28, 2018

Invesco International Companies Fund
   Class A Shares                              Contractual     1.12%    January 1, 2017  February 28, 2018
   Class C Shares                              Contractual     1.87%    January 1, 2017  February 28, 2018
   Class R Shares                              Contractual     1.37%    January 1, 2017  February 28, 2018
   Class R5 Shares                             Contractual     0.87%    January 1, 2017  February 28, 2018
   Class R6 Shares                             Contractual     0.87%    January 1, 2017  February 28, 2018
   Class Y Shares                              Contractual     0.87%    January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco International Core Equity Fund
   Class A Shares                                    Contractual     1.12%    January 1, 2017   February 28, 2018
   Class B Shares                                    Contractual     1.87%    January 1, 2017   February 28, 2018
   Class C Shares                                    Contractual     1.87%    January 1, 2017   February 28, 2018
   Class R Shares                                    Contractual     1.37%    January 1, 2017   February 28, 2018
   Class R5 Shares                                   Contractual     0.87%    January 1, 2017   February 28, 2018
   Class R6 Shares                                   Contractual     0.87%    January 1, 2017   February 28, 2018
   Class Y Shares                                    Contractual     0.87%    January 1, 2017   February 28, 2018
   Investor Class Shares                             Contractual     1.12%    January 1, 2017   February 28, 2018

Invesco International Growth Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2013      June 30, 2017
   Class B Shares                                    Contractual     3.00%      July 1, 2013      June 30, 2017
   Class C Shares                                    Contractual     3.00%      July 1, 2013      June 30, 2017
   Class R Shares                                    Contractual     2.50%      July 1, 2013      June 30, 2017
   Class R5 Shares                                   Contractual     2.00%      July 1, 2013      June 30, 2017
   Class R6 Shares                                   Contractual     2.00%      July 1, 2013      June 30, 2017
   Class Y Shares                                    Contractual     2.00%      July 1, 2013      June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares                                    Contractual     1.02%    January 1, 2017   February 28, 2018
   Class C Shares                                    Contractual     1.77%    January 1, 2017   February 28, 2018
   Class R Shares                                    Contractual     1.27%    January 1, 2017   February 28, 2018
   Class R5 Shares                                   Contractual     0.77%    January 1, 2017   February 28, 2018
   Class R6 Shares                                   Contractual     0.77%    January 1, 2017   February 28, 2018
   Class Y Shares                                    Contractual     0.77%    January 1, 2017   February 28, 2018

                               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                    Contractual     1.50%    January 1, 2017   February 28, 2018
   Class C Shares                                    Contractual     2.25%    January 1, 2017   February 28, 2018
   Class R Shares                                    Contractual     1.75%    January 1, 2017   February 28, 2018
   Class R5 Shares                                   Contractual     1.25%    January 1, 2017   February 28, 2018
   Class R6 Shares                                   Contractual     1.25%    January 1, 2017   February 28, 2018
   Class Y Shares                                    Contractual     1.25%    January 1, 2017   February 28, 2018

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                    Contractual     2.00%      July 1, 2012      June 30. 2017
   Class B Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                                    Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                                   Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R6 Shares                                   Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                    Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                    Contractual     2.00%      July 1, 2014      June 30. 2017
   Class B Shares                                    Contractual     2.75%      July 1, 2014      June 30, 2017
   Class C Shares                                    Contractual     2.75%      July 1, 2014      June 30, 2017
   Class R Shares                                    Contractual     2.25%      July 1, 2014      June 30, 2017
   Class R5 Shares                                   Contractual     1.75%      July 1, 2014      June 30, 2017
   Class R6 Shares                                   Contractual     1.75%      July 1, 2014      June 30, 2017
   Class Y Shares                                    Contractual     1.75%      July 1, 2014      June 30, 2017

See page 17 for footnotes to Exhibit A

                                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                             VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                            ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                               Contractual     2.25%      July 1, 2012      June 30. 2017
   Class B Shares                               Contractual     3.00%      July 1, 2012      June 30, 2017
   Class C Shares                               Contractual     3.00%      July 1, 2012      June 30, 2017
   Class R5 Shares                              Contractual     2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual     2.00%   September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual     2.00%      July 1, 2012      June 30, 2017

Invesco Emerging Markets Equity Fund
   Class A Shares                               Contractual     1.33%    January 1, 2017   February 28, 2018
   Class C Shares                               Contractual     2.08%    January 1, 2017   February 28, 2018
   Class R Shares                               Contractual     1.58%    January 1, 2017   February 28, 2018
   Class R5 Shares                              Contractual     1.08%    January 1, 2017   February 28, 2018
   Class R6 Shares                              Contractual     1.08%    January 1, 2017   February 28, 2018
   Class Y Shares                               Contractual     1.08%    January 1, 2017   February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                               Contractual     1.24%     June 14, 2010    February 28, 2018
   Class B Shares                               Contractual     1.99%     June 14, 2010    February 28, 2018
   Class C Shares                               Contractual     1.99%     June 14, 2010    February 28, 2018
   Class R Shares                               Contractual     1.49%     June 14, 2010    February 28, 2018
   Class R5 Shares                              Contractual     0.99%     June 14, 2010    February 28, 2018
   Class R6 Shares                              Contractual     0.99%   September 24, 2012 February 28, 2018
   Class Y Shares                               Contractual     0.99%     June 14, 2010    February 28, 2018

Invesco Endeavor Fund
   Class A Shares                               Contractual     2.00%      July 1, 2009      June 30. 2017
   Class B Shares                               Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                               Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R Shares                               Contractual     2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                              Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                              Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                               Contractual     1.75%      July 1, 2009      June 30, 2017

Invesco Global Health Care Fund
   Class A Shares                               Contractual     2.00%      July 1, 2012      June 30. 2017
   Class B Shares                               Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                               Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R6 Shares                              Contractual     1.75%      July 1, 2012      June 30, 2017
   Class Y Shares                               Contractual     1.75%     April 4, 2017      June 30, 2017
   Investor Class Shares                        Contractual     2.00%      July 1, 2012      June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares                               Contractual     1.28%    January 1, 2017   February 28, 2018
   Class C Shares                               Contractual     2.03%    January 1, 2017   February 28, 2018
   Class R Shares                               Contractual     1.53%    January 1, 2017   February 28, 2018
   Class R5 Shares                              Contractual     1.03%    January 1, 2017   February 28, 2018
   Class R6 Shares                              Contractual     1.03%    January 1, 2017   February 28, 2018
   Class Y Shares                               Contractual     1.03%    January 1, 2017   February 28, 2018

Invesco Global Market Neutral Fund
   Class A Shares                               Contractual     1.50%    January 1, 2017   February 28, 2018
   Class C Shares                               Contractual     2.25%    January 1, 2017   February 28, 2018
   Class R Shares                               Contractual     1.75%    January 1, 2017   February 28, 2018
   Class R5 Shares                              Contractual     1.25%    January 1, 2017   February 28, 2018
   Class R6 Shares                              Contractual     1.25%    January 1, 2017   February 28, 2018
   Class Y Shares                               Contractual     1.25%    January 1, 2017   February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                             ------------ --------------------- ----------------- -----------------
Invesco Global Targeted Returns Fund/4/
   Class A Shares                                Contractual  1.44% less net AFFE*   January 1, 2017  February 28, 2018
   Class C Shares                                Contractual  2.19% less net AFFE*   January 1, 2017  February 28, 2018
   Class R Shares                                Contractual  1.69% less net AFFE*   January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual  1.19% less net AFFE*   January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual  1.19% less net AFFE*   January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual  1.19% less net AFFE*   January 1, 2017  February 28, 2018

Invesco Greater China Fund
   Class A Shares                                Contractual         2.25%            July 1, 2009      June 30, 2017
   Class B Shares                                Contractual         3.00%            July 1, 2009      June 30, 2017
   Class C Shares                                Contractual         3.00%            July 1, 2009      June 30, 2017
   Class R5 Shares                               Contractual         2.00%            July 1, 2009      June 30, 2017
   Class R6 Shares                               Contractual         2.00%            April 4, 2017     June 30, 2017
   Class Y Shares                                Contractual         2.00%            July 1, 2009      June 30, 2017

Invesco Long/Short Equity Fund
   Class A Shares                                Contractual         1.59%           January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.34%           January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.84%           January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.34%           January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.34%           January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.34%           January 1, 2017  February 28, 2018

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                Contractual         1.33%           January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.08%           January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.58%           January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.08%           January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.08%           January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.08%           January 1, 2017  February 28, 2018

Invesco MLP Fund
   Class A Shares                                Contractual         1.28%           January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.03%           January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.53%           January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.03%           January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.03%           January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.03%           January 1, 2017  February 28, 2018

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                                Contractual         1.44%           January 1, 2017  February 28, 2018
   Class C Shares                                Contractual         2.19%           January 1, 2017  February 28, 2018
   Class R Shares                                Contractual         1.69%           January 1, 2017  February 28, 2018
   Class R5 Shares                               Contractual         1.19%           January 1, 2017  February 28, 2018
   Class R6 Shares                               Contractual         1.19%           January 1, 2017  February 28, 2018
   Class Y Shares                                Contractual         1.19%           January 1, 2017  February 28, 2018

Invesco Macro International Equity Fund
   Class A Shares                                Contractual         1.43%          December 17, 2013 February 28, 2018
   Class C Shares                                Contractual         2.18%          December 17, 2013 February 28, 2018
   Class R Shares                                Contractual         1.68%          December 17, 2013 February 28, 2018
   Class R5 Shares                               Contractual         1.18%          December 17, 2013 February 28, 2018
   Class R6 Shares                               Contractual         1.18%          December 17, 2013 February 28, 2018
   Class Y Shares                                Contractual         1.18%          December 17, 2013 February 28, 2018

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                ------------ ---------- ------------------ -----------------
Invesco Macro Long/Short Fund
   Class A Shares                   Contractual     1.87%   December 17, 2013  February 28, 2018
   Class C Shares                   Contractual     2.62%   December 17, 2013  February 28, 2018
   Class R Shares                   Contractual     2.12%   December 17, 2013  February 28, 2018
   Class R5 Shares                  Contractual     1.62%   December 17, 2013  February 28, 2018
   Class R6 Shares                  Contractual     1.62%   December 17, 2013  February 28, 2018
   Class Y Shares                   Contractual     1.62%   December 17, 2013  February 28, 2018

Invesco Multi-Asset Income Fund
   Class A Shares                   Contractual     0.85%    January 1, 2017   February 28, 2018
   Class C Shares                   Contractual     1.60%    January 1, 2017   February 28, 2018
   Class R Shares                   Contractual     1.10%    January 1, 2017   February 28, 2018
   Class R5 Shares                  Contractual     0.60%    January 1, 2017   February 28, 2018
   Class R6 Shares                  Contractual     0.60%    January 1, 2017   February 28, 2018
   Class Y Shares                   Contractual     0.60%    January 1, 2017   February 28, 2018

Invesco Pacific Growth Fund
   Class A Shares                   Contractual     2.25%      July 1, 2012      June 30. 2017
   Class B Shares                   Contractual     3.00%      July 1, 2012      June 30, 2017
   Class C Shares                   Contractual     3.00%      July 1, 2012      June 30, 2017
   Class R Shares                   Contractual     2.50%      July 1, 2012      June 30, 2017
   Class R5 Shares                  Contractual     2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares                  Contractual     2.00%     April 4, 2017      June 30, 2017
   Class Y Shares                   Contractual     2.00%      July 1, 2012      June 30, 2017

Invesco Select Companies Fund
   Class A Shares                   Contractual     2.00%      July 1, 2009      June 30. 2017
   Class B Shares                   Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                   Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R Shares                   Contractual     2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                  Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                  Contractual     1.75%     April 4, 2017      June 30, 2017
   Class Y Shares                   Contractual     1.75%      July 1, 2009      June 30, 2017

Invesco World Bond Fund
   Class A Shares                   Contractual     0.94%    December 1, 2016  February 28, 2018
   Class B Shares                   Contractual     1.69%    December 1, 2016  February 28, 2018
   Class C Shares                   Contractual     1.69%    December 1, 2016  February 28, 2018
   Class R5 Shares                  Contractual     0.69%    December 1, 2016  February 28, 2018
   Class R6 Shares                  Contractual     0.69%    December 1, 2016  February 28, 2018
   Class Y Shares                   Contractual     0.69%    December 1, 2016  February 28, 2018

           AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                ------------ ---------- ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                   Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                   Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                   Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R Shares                   Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R5 Shares                  Contractual     1.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                  Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                   Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares                   Contractual     2.00%      July 1, 2009      June 30, 2017
   Class B Shares                   Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                   Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R Shares                   Contractual     2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                  Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                  Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                   Contractual     1.75%      July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                                ------------ ----------  ------------------ -------------
Invesco High Yield Fund
   Class A Shares                                   Contractual      1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                   Contractual      2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual      2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                                  Contractual      1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                  Contractual      1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                   Contractual      1.25%      July 1, 2013    June 30, 2017
   Investor Class Shares                            Contractual      1.50%      July 1, 2013    June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                   Contractual      0.55%   December 31, 2015  June 30, 2017
   Class A2 Shares                                  Contractual      0.45%   December 31, 2015  June 30, 2017
   Class R5 Shares                                  Contractual      0.30%   December 31, 2015  June 30, 2017
   Class R6 Shares                                  Contractual      0.30%   December 31, 2015  June 30, 2017
   Class Y Shares                                   Contractual      0.30%   December 31, 2015  June 30, 2017

Invesco Real Estate Fund
   Class A Shares                                   Contractual      2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual      2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual      2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual      2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual      1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual      1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                                   Contractual      1.75%      July 1, 2012    June 30, 2017
   Investor Class Shares                            Contractual      2.00%      July 1, 2012    June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares                                   Contractual      1.40%      July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual     1.75%/6/    July 1, 2013    June 30, 2017
   Class R Shares                                   Contractual      1.75%      July 1, 2013    June 30, 2017
   Class R5 Shares                                  Contractual      1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                  Contractual      1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                   Contractual      1.25%      July 1, 2013    June 30, 2017

Invesco U.S. Government Fund
   Class A Shares                                   Contractual      1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual      2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual      2.25%      July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual      1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual      1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual      1.25%     April 4, 2017    June 30, 2017
   Class Y Shares                                   Contractual      1.25%      July 1, 2012    June 30, 2017
   Investor Class Shares                            Contractual      1.50%      July 1, 2012    June 30, 2017

                                 AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                                ------------ ----------  ------------------ -------------
Invesco American Value Fund
   Class A Shares                                   Contractual      2.00%      July 1, 2013    June 30, 2017
   Class B Shares                                   Contractual      2.75%      July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual      2.75%      July 1, 2013    June 30, 2017
   Class R Shares                                   Contractual      2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                                  Contractual      1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares                                  Contractual      1.75%      July 1, 2013    June 30, 2017
   Class Y Shares                                   Contractual      1.75%      July 1, 2013    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ------------------ -------------
Invesco Comstock Fund
   Class A Shares                       Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                       Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                       Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                       Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                      Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                      Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                       Contractual     1.75%      July 1, 2012    June 30, 2017

Invesco Energy Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                       Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                       Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R5 Shares                      Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares                      Contractual     1.75%     April 4, 2017    June 30, 2017
   Class Y Shares                       Contractual     1.75%      July 1, 2009    June 30, 2017
   Investor Class Shares                Contractual     2.00%      July 1, 2009    June 30, 2017

Invesco Dividend Income Fund
   Class A Shares                       Contractual     2.00%   September 1, 2016  June 30, 2017
   Class B Shares                       Contractual     2.75%   September 1, 2016  June 30, 2017
   Class C Shares                       Contractual     2.75%   September 1, 2016  June 30, 2017
   Class R5 Shares                      Contractual     1.75%   September 1, 2016  June 30, 2017
   Class R6 Shares                      Contractual     1.75%   September 1, 2016  June 30, 2017
   Class Y Shares                       Contractual     1.75%   September 1, 2016  June 30, 2017
   Investor Class Shares                Contractual     2.00%   September 1, 2016  June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                       Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                       Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R6 Shares                      Contractual     1.75%     April 4, 2017    June 30, 2017
   Class Y Shares                       Contractual     1.75%      July 1, 2009    June 30, 2017
   Investor Class Shares                Contractual     2.00%      July 1, 2009    June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares                       Contractual     2.00%     August 1, 2015   June 30, 2017
   Class B Shares                       Contractual     2.75%     August 1, 2015   June 30, 2017
   Class C Shares                       Contractual     2.75%     August 1, 2015   June 30, 2017
   Class R Shares                       Contractual     2.25%     August 1, 2015   June 30, 2017
   Class R5 Shares                      Contractual     1.75%     August 1, 2015   June 30, 2017
   Class R6 Shares                      Contractual     1.75%     August 1, 2015   June 30, 2017
   Class Y Shares                       Contractual     1.75%     August 1, 2015   June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares                       Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                       Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                       Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                      Contractual     1.75%    February 7, 2017  June 30, 2017
   Class Y Shares                       Contractual     1.75%      July 1, 2012    June 30, 2017

Invesco Technology Fund
   Class A Shares                       Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                       Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                       Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                      Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                      Contractual     1.75%     April 4, 2017    June 30, 2017
   Class Y Shares                       Contractual     1.75%      July 1, 2012    June 30, 2017
   Investor Class Shares                Contractual     2.00%      July 1, 2012    June 30, 2017

Invesco Technology Sector Fund
   Class A Shares                       Contractual     2.00%   February 12, 2010  June 30, 2017
   Class B Shares                       Contractual     2.75%   February 12, 2010  June 30, 2017
   Class C Shares                       Contractual     2.75%   February 12, 2010  June 30, 2017
   Class Y Shares                       Contractual     1.75%   February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                ------------ ---------- ----------------- --------------
Invesco Value Opportunities Fund
   Class A Shares                                   Contractual     2.00%     July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.75%     July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.75%     July 1, 2012    June 30, 2017
   Class R Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual     1.75%     July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual     1.75%     April 4, 2017   June 30, 2017
   Class Y Shares                                   Contractual     1.75%     July 1, 2012    June 30, 2017

                            AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                ------------ ---------- ----------------- --------------
Invesco High Yield Municipal Fund
   Class A Shares                                   Contractual     1.50%     July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R5 Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%     April 4, 2017   June 30, 2017
   Class Y Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                   Contractual     0.84%     July 1, 2016    April 30, 2018
   Class B Shares                                   Contractual     1.59%     July 1, 2016    April 30, 2018
   Class C Shares                                   Contractual     1.59%     July 1, 2016    April 30, 2018
   Class R6 Shares                                  Contractual     0.59%     April 4, 2017   April 30, 2018
   Class Y Shares                                   Contractual     0.59%     July 1, 2016    April 30, 2018

Invesco Municipal Income Fund
   Class A Shares                                   Contractual     1.50%     July 1, 2013    June 30, 2017
   Class B Shares                                   Contractual     2.25%     July 1, 2013    June 30, 2017
   Class C Shares                                   Contractual     2.25%     July 1, 2013    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%     April 4, 2017   June 30, 2017
   Class Y Shares                                   Contractual     1.25%     July 1, 2013    June 30, 2017
   Investor Class                                   Contractual     1.50%     July 15, 2013   June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares                                   Contractual     1.50%     July 1, 2012    June 30, 2017
   Class B Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%     April 4, 2017   June 30, 2017
   Class Y Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares                                   Contractual     1.50%     July 1, 2012    June 30, 2017
   Class A2 Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2017
   Class C Shares                                   Contractual     2.25%     June 30, 2013   June 30, 2017
   Class R5 Shares                                  Contractual     1.25%     July 1, 2012    June 30, 2017
   Class R6 Shares                                  Contractual     1.25%     April 4, 2017   June 30, 2017
   Class Y Shares                                   Contractual     1.25%     July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                               Contractual     0.28%     July 1, 2014    December 31, 2017

                                          INVESCO SECURITIES TRUST

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund     Contractual     0.94%    January 1, 2017  February 28, 2018

* Acquired Fund Fees and Expenses ("AFFE") will be calculated as of the Fund's fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. "Net AFFE" will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund's fiscal year end will be used throughout the waiver period in establishing the Fund's waiver amount, regardless of whether actual AFFE is more or less during the waiver period.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                   ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class               Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                     Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                 Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class            Contractual     0.48%     June 1, 2016    December 31, 2017
   Reserve Class                       Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                      Contractual     0.34%     June 1, 2016    December 31, 2017

Liquid Assets Portfolio
   Cash Management Class               Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                     Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                 Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class            Contractual     0.48%     June 1, 2016    December 31, 2017
   Reserve Class                       Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                      Contractual     0.38%     June 1, 2016    December 31, 2017

STIC Prime Portfolio
   Cash Management Class               Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                     Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                 Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class            Contractual     0.48%     June 1, 2016    December 31, 2017
   Reserve Class                       Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                      Contractual     0.34%     June 1, 2016    December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class               Contractual     0.28%     June 1, 2016    December 31, 2017
   Corporate Class                     Contractual     0.23%     June 1, 2016    December 31, 2017
   Institutional Class                 Contractual     0.20%     June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual     0.75%     June 1, 2016    December 31, 2017
   Private Investment Class            Contractual     0.45%     June 1, 2016    December 31, 2017
   Reserve Class                       Contractual     1.07%     June 1, 2016    December 31, 2017
   Resource Class                      Contractual     0.36%     June 1, 2016    December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class               Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                     Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                 Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class            Contractual     0.43%     June 1, 2016    December 31, 2017
   Reserve Class                       Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                      Contractual     0.34%     June 1, 2016    December 31, 2017

Treasury Portfolio
   Cash Management Class               Contractual     0.26%     June 1, 2016    December 31, 2017
   Corporate Class                     Contractual     0.21%     June 1, 2016    December 31, 2017
   Institutional Class                 Contractual     0.18%     June 1, 2016    December 31, 2017
   Personal Investment Class           Contractual     0.73%     June 1, 2016    December 31, 2017
   Private Investment Class            Contractual     0.48%     June 1, 2016    December 31, 2017
   Reserve Class                       Contractual     1.05%     June 1, 2016    December 31, 2017
   Resource Class                      Contractual     0.34%     June 1, 2016    December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                  CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                              ------------ --------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                Contractual         2.00%            July 1, 2014    June 30, 2017
   Series II Shares                               Contractual         2.25%            July 1, 2014    June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                                Contractual         2.00%            July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         2.25%            July 1, 2012    June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2018
   Series II Shares                               Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares                                Contractual         0.78%            May 1, 2013     April 30, 2018
   Series II Shares                               Contractual         1.03%            May 1, 2013     April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares                                Contractual         2.00%            May 1, 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%            May 1, 2013     June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                                Contractual         0.61%           April 30, 2015   April 30, 2018
   Series II Shares                               Contractual         0.86%           April 30, 2015   April 30, 2018

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                Contractual         2.00%            May 1, 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%            May 1, 2013     June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                Contractual         2.00%            July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         2.25%            July 1, 2012    June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares                                Contractual         1.50%            July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         1.75%            July 1, 2012    June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares                                Contractual         2.25%            July 1, 2012    June 30, 2017
   Series II Shares                               Contractual         2.50%            July 1, 2012    June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares                                Contractual         2.00%            May 1. 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%            May 1, 2013     June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares                                Contractual         2.00%            May 1. 2013     June 30, 2017
   Series II Shares                               Contractual         2.25%            May 1, 2013     June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                            Contractual     1.50%     May 1, 2013     June 30, 2017
   Series II Shares                           Contractual     1.75%     May 1, 2013     June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares                            Contractual     1.50%     May 1, 2013     June 30, 2017
   Series II Shares                           Contractual     1.75%     May 1, 2013     June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares                            Contractual     0.78%     May 1. 2013     April 30, 2018
   Series II Shares                           Contractual     1.03%     May 1, 2013     April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares                            Contractual     1.50%     May 1, 2014     June 30, 2017
   Series II Shares                           Contractual     1.75%     May 1, 2014     June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares                            Contractual     2.25%     July 1, 2012    June 30, 2017
   Series II Shares                           Contractual     2.50%     July 1, 2012    June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares                            Contractual     2.00%     May 1, 2015     June 30, 2017
   Series II Shares                           Contractual     2.25%     May 1, 2015     June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                            Contractual     2.00%     May 1. 2013     June 30, 2017
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                            Contractual     2.00%     July 1, 2014    June 30, 2017
   Series II Shares                           Contractual     2.25%     July 1, 2014    June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                            Contractual     2.00%     July 1, 2012    June 30, 2017
   Series II Shares                           Contractual     2.25%     July 1, 2012    June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                            Contractual     2.00%     May 1. 2013     June 30, 2017
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                            Contractual     2.00%     May 1. 2013     June 30, 2017
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares                            Contractual     2.00%     May 1. 2013     June 30, 2017
   Series II Shares                           Contractual     2.25%     May 1, 2013     June 30, 2017

* Acquired Fund Fees and Expenses ("AFFE") will be calculated as of the Fund's fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. "Net AFFE" will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund's fiscal year end will be used throughout the waiver period in establishing the Fund's waiver amount, regardless of whether actual AFFE is more or less during the waiver period.

                                                               SUB-ITEM 77Q1(E)

                               AMENDMENT NO. 13

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of October 28, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to remove Invesco Unconstrained Bond Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ------------------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR - INVESCO
        POWERSHARES GLOBAL ETFS

                                                               SUB-ITEM 77Q1(E)

                               AMENDMENT NO. 14

                                      TO

                             SUB-ADVISORY CONTRACT

       This Amendment dated as of February 27, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

       WHEREAS, the parties agree to amend the Contract to remove Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

       NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

       1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

          The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of
          AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund and Invesco MLP Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of
          AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

       2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

By:  /s/ John M. Zerr
     --------------------------
NAME: JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        --------------------------
NAME:   DAN DRAPER
TITLE:  MANAGING DIRECTOR -
        INVESCO POWERSHARES
        GLOBAL ETFS

                                                               SUB-ITEM 77Q1(E)

                               AMENDMENT NO. 15

                                      TO

                             SUB-ADVISORY CONTRACT

       This Amendment dated as of April 11, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

       WHEREAS, the parties agree to amend the Contract to add certain series portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Exchange Fund and Short-Term Investments Trust, as listed on the attached Exhibit A, which were approved by shareholders;

       NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

       1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

          The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

       2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:  /s/ John M. Zerr
     --------------------------
NAME: John M. Zerr
TITLE: Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        --------------------------
NAME: Dan Draper
TITLE:  Managing Director -
        Invesco PowerShares
        Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)
Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Premier Portfolio
Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Government & Agency Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Obligations Portfolio